UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) August 6, 2009

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events

On August 6, 2009, Tellabs’ Board of Directors directed management to actively repurchase up to $200 million of the Company’s common stock over the next four quarters under a previously announced program. Separately, Tellabs Chairman Michael J. Birck announced his intention to enter into a 10b5-1 plan to sell up to 3 million shares of Tellabs stock on the open market. A copy of the press release issued by Tellabs, Inc. concerning the foregoing is furnished herewith as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Tellabs, Inc., dated August 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ Thomas P. Minichiello
Thomas P. Minichiello
Vice President of Finance and Chief Accounting Officer
(Principal Accounting Officer and duly authorized officer)

August 11, 2009

(Date)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Tellabs, Inc., dated August 10, 2009.